CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.39

THIRD AMENDMENT TO

PROMOTION AGREEMENT

This Third Amendment to Promotion Agreement (this “Third Amendment”), is entered into as of November 18, 2022 (the “Third Amendment Effective Date”) by and between Sandoz Inc. (“Sandoz”) and Liquidia PAH, LLC, formerly known as RareGen, LLC (“RareGen”).

BACKGROUND

WHEREAS, Sandoz and RareGen are parties to that certain Promotion Agreement, dated as of August 1, 2018 (the “Original Agreement”), as amended by that certain First Amendment to Promotion Agreement, dated as of May 8, 2020 (the “First Amendment”) and that certain Second Amendment to Promotion Agreement, dated as of September 4, 2020 (the “Second Amendment” and, collectively with the Original Agreement and First Amendment, as they may be amended from time to time, the “Agreement”); and

WHEREAS, Sandoz and RareGen plan to enter into an agreement with Mainbridge Health Partners LLC regarding the development and supply of Pumps suitable to be used with the Product in substantially the form attached hereto as Exhibit A (the “Mainbridge Development Agreement”);

WHEREAS, Sandoz and RareGen desire to amend the terms of the Agreement to, among other things, extend the term of the Agreement and allocate responsibility for the costs agreed to in the Mainbridge Development Agreement;

NOW, THEREFORE, in consideration of the mutual promises and obligations, and for other good and valuable consideration the adequacy and sufficiency of which are hereby acknowledged, Sandoz and RareGen agree as follows:

AGREEMENT

1.Definitions. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

2.Amendments.

a.Article I of the Agreement is hereby amended by adding the following sections:

“1.93‘Pump’ means an infusion pump that is suitable for the parenteral administration of the Product.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

b.A new Section 2.4.5 is hereby added to the Agreement to read as follows:

“2.4.5Development of Pump.

(a)Sandoz and RareGen agree to enter into the Mainbridge Agreement in substantially the form attached hereto, with only such changes as may be approved by both Sandoz and RareGen.

(b)Sandoz and RareGen agree to split equally the Milestone Payments set forth in Article 6 of the Mainbridge Development Agreement (“Pump Milestone Payments”).  Sandoz will pay the full amount of each Pump Milestone Payment in full directly to Mainbridge in accordance with the terms of the Mainbridge Development Agreement.  Following each such payment, Sandoz will deduct [***] of each Pump Milestone Payment from RareGen’s portion of the Net Profits under this Agreement until the full [***]has been recouped by Sandoz.

(c)To the extent any additional costs are needed toward the development of the Pump beyond those enumerated in the Mainbridge Development Agreement, Sandoz and RareGen shall negotiate in good faith to agree upon a budget for such costs, which shall be split equally between Sandoz and RareGen in the same manner Pump Milestone Payment are paid and reimbursed in accordance with Section 2.4.5(a).”

c.A new Section 3.4.10 is hereby added to the Agreement to read as follows:

“3.4.10  discuss and review the status of the development of the Pumps and any associated costs.”

d.Section 6.3 of the Agreement is hereby deleted and restated in its entirety to read as follows:

“6.3 Profit Sharing.  The terms and conditions of this Section 6.3 shall govern each Party’s rights and obligations with respect to Net Profits during the Term:  (i) for that portion of aggregate Net Profits in the Territory during the Term less than or equal to [***], Sandoz shall receive [***] of all such Net Profits, and RareGen shall receive [***] of all such Net Profits; (ii) except as otherwise set forth in clause (iii), for that portion of aggregate Net Profits in the Territory during the Term greater than [***], Sandoz shall receive [***] of all such Net Profits, and RareGen shall receive [***] of all such Net Profits; and (iii) if aggregate Net Profits in the Territory reach [***] prior to December 31, 2028, Sandoz shall

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

receive [***] for that portion of aggregate Net Profits greater than [***] and RareGen shall receive seventy-five percent (75%) of all such Net Profits.  For clarity, the tiers set forth in this Section 6.3 shall be with respect to the aggregate of all Net Profits in the Territory during the Term except for the tier starting at [***], which shall only be triggered if that tier is reached by December 31, 2028.  If that tier is not reached by that date, Net Profits shall remain split [***] to Sandoz and [***] to RareGen for the remainder of the Term.”

e.Section 12.1 of the Agreement is hereby deleted and restated in its entirety to read as follows:

“12.1 Term. This Agreement shall become effective as of the Effective Date and, unless earlier terminated as provided in this ARTICLE 12, shall initially extend until December 31, 2032 (the ‘Initial Term’). After the Initial Term, this Agreement shall automatically renew for successive two (2) year terms under the same terms of this Agreement, unless the Initial Term or any renewal period is earlier terminated as provided in this ARTICLE 12 or a Party provides notice of non-renewal in writing not less than twelve (12) months prior to the expiration of the then-current Term. The Initial Term, together with each such renewal period is referred to as the ‘Term’.”

f. Section 11.1 of the Agreement is amended and restated as follows:

11.1  Indemnification by Sandoz. Sandoz shall defend, indemnify and hold harmless RareGen and its Affiliates and its and their respective officers, directors, employees, agents, representatives, successors and assigns from and against all Claims, and all associated Losses, to the extent incurred or suffered by any of them to the extent resulting from or arising out of (a) any misrepresentation or breach of any representations, warranties, or covenants (or any of its Affiliates or its or their respective officers, directors, employees, agents or representatives) of Sandoz under this Agreement, (b) the negligence, willful misconduct or violation of Applicable Laws by Sandoz (or any of its Affiliates or its or their respective officers, directors, employees, agents or representatives), (c) the infringement of the intellectual property rights of any Third Party from the use of the Sandoz Trademarks and Copyrights on Product Labeling or RareGen Activity Materials in accordance with this Agreement, (d) the failure of the Product to meet Specifications, (e) the failure of Sandoz to supply Third Parties with Products in accordance with its obligations to such Third Parties, except to the extent such failure is due to the acts or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

omissions of RareGen, (f) death or personal injury to any person related to use of the Product, or (g) any material breach of the Mainbridge Development Agreement by Sandoz; except in each case to the extent any such Claims, and all associated Losses, are caused by an item for which RareGen is obligated to indemnify Sandoz pursuant to Section 11.2.

g.Section 11.2 of the Agreement is amended and restated as follows:

11.2  Indemnification by RareGen. RareGen shall defend, indemnify and hold harmless Sandoz and its Affiliates and its and their respective officers, directors, employees, agents, representatives, successors and assigns from and against all Claims and all associated Losses, to the extent incurred or suffered by any of them to the extent resulting from or arising out of (a) any misrepresentation or breach of any representations, warranties, or covenants (or any of its Affiliates or its and their respective officers, directors, employees, agents or representatives) of RareGen under this Agreement, (b) the negligence, willful misconduct, or violation of Applicable Laws by RareGen (or any of its Affiliates or its and their respective officers, directors, employees, agents or representatives), (c) the infringement of the intellectual property rights of any Third Party from the use of RareGen Property, (d) death or personal injury to any person related to use of the Product, arising from any breach of RareGen under this Agreement, or (e) any material breach of the Mainbridge Development Agreement by RareGen; except in each case to the extent any such Claims, and all associated Losses, are caused by an item for which Sandoz is obligated to indemnify RareGen pursuant to Section 11.1.

3.Effect of Amendment. Except as otherwise provided herein, all of the provisions of the Agreement are hereby ratified and confirmed and all the terms, conditions and provisions thereof remain in full force and effect.

4.Governing Law. This Amendment and any and all matters arising directly or indirectly here from shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, U.S.A. applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict of law principles thereof. The Parties expressly agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Amendment or any Party’s performance hereunder.

5.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed by the exchange of faxed executed copies, certified electronic signatures or executed copies delivered by electronic mail in Adobe Portable

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Document Format or similar format, and such signature shall be deemed an original signature for purposes of this Amendment. The Parties agree that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility pursuant to the Electronic Signatures in Global and National Commerce (ESIGN) Act of 2000 and Uniform Electronic Transactions Act (UETA) model law or similar applicable laws.

[Signature page follows.]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

IN WITNESS WHEREOF, the Parties have executed this Third Amendment as of the Third Amendment Effective Date.

SANDOZ:SANDOZ INC.

By: /s/ Timothy de Gavre

Name: Timothy de Gavre

Title: VP, Chief Commercial Officer US

RAREGEN:LIQUIDIA PAH, LLC

By: /s/ Scott Moomaw

Name: Scott Moomaw

Title: Senior Vice President, Commercial

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXHIBIT A

MAINBRIDGE DEVELOPMENT AGREEMENT

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